EXECUTION VERSION 14663250v2 AMENDMENT NO. 1 TO CREDIT AGREEMENT This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 20, 2026, by and among SHENTEL BROADBAND OPERATIONS LLC, a Delaware limited liability company (the “Borrower”), SHENTEL BROADBAND HOLDING INC., a Delaware corporation (“Holdco”), the other Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement (as defined below). WHEREAS, pursuant to that certain Credit Agreement, dated as of December 5, 2025 (the “Credit Agreement”), among the Borrower, Holdco, the other Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and the other L/C Issuers party thereto, the Lenders agreed to provide the Borrower with the credit facilities provided for therein; and WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed, to amend the Credit Agreement. NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: 1. Amendments to Credit Agreement. Subject to the satisfaction of the condition set forth in Section 3, Section 7.06(e) and Section 7.06(f) of the Credit Agreement are hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as follows: (e) the Borrower may make distributions to Holdco, for further distribution by Holdco to the Parent (or, solely in the case of distributions to the holders of the Preferred Stock, the Borrower may make distributions to Holdco, for further distribution by Holdco to the holders of the Preferred Stock), with the proceeds of distributions received from the ABS Entities; (f) so long as (x) no Default shall exist at the time of such declaration or could reasonably be expected to result from such Restricted Payment (tested solely at the time of declaration of any such Restricted Payment) and (y) the Loan Parties shall be in compliance with the covenants set forth in Section 7.20 after giving effect to any such Restricted Payment on a Pro Forma Basis for the four fiscal quarter period most recently then ended for which financial statements have been delivered (tested solely at the time of declaration of any such Restricted Payment), the Borrower may make, declare and pay Restricted Payments to Holdco, for further distribution by Holdco to Parent (or, solely in the case of distributions to the holders of the Preferred Stock, the Borrower may make, declare and pay Restricted Payments to Holdco, for further distribution by Holdco to the holders of the Preferred Stock), (i) in any fiscal year, in an amount not to exceed $7,500,000 for ultimate distribution to the holders of common stock of the Parent and (ii) when the Total Net Leverage Ratio is less than or equal to 2.50:1.00 on a Pro Forma Basis, an unlimited amount; and 2. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as of the date hereof that: (a) after giving effect to this Amendment, the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, shall (i) with

2 14663250v2 respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, in each case, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date; (b) each Loan Party has the full power to enter into, execute, deliver and carry out this Amendment and to perform its obligations hereunder, and all such actions have been duly authorized by all necessary proceedings on its part; (c) this Amendment has been duly and validly executed and delivered by each Loan Party and constitutes legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles; and (d) no Default exists or is continuing, or would result immediately after giving effect to this Amendment. 3. Condition to Effectiveness. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of counterparts of this Amendment duly executed by a Responsible Officer of each Loan Party, duly authorized officers or representatives of Lenders constituting the Required Lenders, and a duly authorized officer of the Administrative Agent. 4. Reaffirmations. The Borrower and each Guarantor hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. The Borrower and each Guarantor, as applicable, (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement (as amended by this Amendment) and the other Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Administrative Agent. 5. Expenses; Indemnity; Damage Waiver. Section 11.04 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such section was set forth in full herein. 6. Miscellaneous. (a) Electronic Execution; Electronic Records; Counterparts. Subject to the provisions of Section 11.18 of the Credit Agreement, (i) this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures, and (ii) this Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this Section 6(a) may include use or acceptance of a manually signed paper Amendment which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.

3 14663250v2 (b) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Lenders, the Administrative Agent, and their respective successors and assigns, except that no Loan Party may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender. (c) GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (d) Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (e) Headings. Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment. (f) SUBMISSION TO JURISDICTION; WAIVER OF VENUE; WAIVER OF JURY TRIAL. The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue, and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. (g) Loan Document. This Amendment is a Loan Document and subject to the terms of the Credit Agreement. (h) Effect on Credit Agreement and other Loan Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement (as amended by this Amendment). The Credit Agreement (as amended by this Amendment) is not a novation of the Credit Agreement. [remainder of page intentionally blank]

Signature Page to Amendment No. 1 (Shentel) IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. BORROWER: SHENTEL BROADBAND OPERATIONS LLC, a Delaware limited liability company By: /s/ James J. Volk Name: James J. Volk Title: Senior Vice President and Chief Financial Officer GUARANTORS: SHENTEL BROADBAND HOLDING INC., a Delaware corporation SHENANDOAH PERSONAL COMMUNICATIONS, LLC, a Virginia limited liability company SHENANDOAH MOBILE, LLC, a Virginia limited liability company SHENTEL MANAGEMENT COMPANY, a Virginia corporation SHENANDOAH CABLE TELEVISION, LLC, a Virginia limited liability company HORIZON ACQUISITION PARENT LLC, a Delaware limited liability company HORIZON TELCOM, INC., an Ohio corporation THE CHILLICOTHE TELEPHONE COMPANY, an Ohio corporation HORIZON SERVICES, INC., an Ohio corporation HORIZON TECHNOLOGY, INC., an Ohio corporation URBANSYSTEMS, LLC, an Indiana limited liability company INFINITY FIBER, LLC, an Indiana limited liability company By: /s/ James J. Volk Name: James J. Volk Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 (Shentel) ADMINSITRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Christine Trotter Name: Christine Trotter Title: Vice President

Signature Page to Amendment No. 1 (Shentel) LENDERS: BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender By: /s/ Matthew R. Alles Name: Matthew R. Alles Title: Vice President

Signature Page to Amendment No. 1 (Shentel) CITIZENS BANK, N.A., as a Lender By: /s/ Robert Maddox Name: Robert Maddox Title: Senior Vice President

Signature Page to Amendment No. 1 (Shentel) FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Nick Meece Name: Nick Meece Title: Principal

Signature Page to Amendment No. 1 (Shentel) TRUIST BANK, as a Lender By: /s/ J. Matthew Rowand Name: J. Matthew Rowand Title: Director

Signature Page to Amendment No. 1 (Shentel) MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Atu Koffie-Lart Name: Atu Koffie-Lart Title: Vice President

Signature Page to Amendment No. 1 (Shentel) COBANK, ACB, as a Lender and, solely with respect to the Existing Letters of Credit, as L/C Issuer By: /s/ K. Cameron Dawkins Name: K. Cameron Dawkins Title: Managing Director